                                                                    Exhibit 10.3

--------------------------------------------------------------------------------
               AMENDMENT NO. 1 TO PURCHASE AGREEMENT DCT-025/2003
--------------------------------------------------------------------------------

Amendment No. 1 to Purchase Agreement DCT-025/2003Page 1 of 6

This Amendment No. 1 to Purchase Agreement DCT-025/2003, dated as of July 8,
2005 ("Amendment 1") relates to the Purchase Agreement DCT-025/2003 ("Purchase
Agreement") between Embraer - Empresa Brasileira de Aeronautica S.A. ("Embraer")
and JetBlue Airways Corporation ("Buyer") dated June 9, 2003 as amended from time to time (collectively referred to herein as "Agreement"). This Amendment 1 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment 1 sets forth the further agreement between Embraer and Buyer relative to, among other things, certain aircraft configuration changes and new escalation indexes. All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment
1 and the Purchase Agreement, this Amendment 1 shall control.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.       CHANGES IN THE AIRCRAFT CONFIGURATION

1.1.     The following optional items shall be deleted from the Aircraft configuration of all Aircraft in Attachment "A" to the Purchase
         Agreement.

                  --------------------------------------------------------------------------------------
                                                    Optional removed
           ---------------------------------------------------------------------------------------------
              a     ***
           ---------------------------------------------------------------------------------------------
              b     ***
           ---------------------------------------------------------------------------------------------
              c     ***
           ---------------------------------------------------------------------------------------------
              d     ***
           ---------------------------------------------------------------------------------------------

1.2.     The following optional items shall be included in the Aircraft configuration of all Aircraft in Attachment "A" to the Purchase
         Agreement.

                  --------------------------------------------------------------------------------------
                                                     Optional added
           ---------------------------------------------------------------------------------------------
             e       ***
           ---------------------------------------------------------------------------------------------
             f       ***
           ---------------------------------------------------------------------------------------------
             g       ***
           ---------------------------------------------------------------------------------------------
             h       ***
           ---------------------------------------------------------------------------------------------
             i       ***
           ---------------------------------------------------------------------------------------------
             j       ***
           ---------------------------------------------------------------------------------------------
             k       ***
           ---------------------------------------------------------------------------------------------
             l       ***
           ---------------------------------------------------------------------------------------------
             m       ***
           ---------------------------------------------------------------------------------------------
             n       ***
           ---------------------------------------------------------------------------------------------
             o      LiveTV System
           ---------------------------------------------------------------------------------------------
             p      Radome for LiveTV System
           ---------------------------------------------------------------------------------------------
             q       ***
           ---------------------------------------------------------------------------------------------
             r       ***
             s       ***
           ---------------------------------------------------------------------------------------------

--------------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------
Amendment No. 1 to Purchase Agreement DCT-025/2003                   Page 1 of 6

--------------------------------------------------------------------------------
               AMENDMENT NO. 1 TO PURCHASE AGREEMENT DCT-025/2003
--------------------------------------------------------------------------------

1.2.1    With regards to item "e" in Section 1.2 above (***), the following shall apply:

         Embraer shall *** to be installed in the Aircraft according to the following technical specification:
         ***

         The functionalities of the *** shall be as follows:
         ***

1.2.2    With regards to item "k" in Section 1.2 above (***), the following shall apply:

         ***

1.2.3    With regards to item "o" and "p" in Section 1.2 above (LiveTV System and Radome for LiveTV System), the Parties hereby delete Article 2.3 of
         Amendment "A" to the Purchase Agreement and replace it with the following:

         "2.3 LiveTV ENTERTAINMENT SYSTEM - BIE (Buyer Installed Equipment):

         The technical activities and responsibilities for the development, design, integration, tests, certification and installation of the
         LiveTV Systems in the Aircraft ***.

         The Parties shall use commercially reasonable efforts to have the
         LiveTV system certified in the Aircraft by the time of the ***.

         LiveTV System components that shall be provided by Buyer (BFE or BIE)
         shall not be covered by any warranty or guarantee under the Purchase
         Agreement or its attachments and Buyer hereby waives and shall make no claims relating to such components and Embraer shall not be responsible for ***. Embraer shall also not be responsible for any delay in delivery of the Aircraft and ***. THE TERMS OF SECTION 7 OF ATTACHMENT
         "C" TO THE

----------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------
Amendment No. 1 to Purchase Agreement DCT-025/2003                   Page 2 of 6

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               AMENDMENT NO. 1 TO PURCHASE AGREEMENT DCT-025/2003
--------------------------------------------------------------------------------

         PURCHASE AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE WITH RESPECT
         TO LIVETV SYSTEMS.

         Buyer agrees to indemnify and hold harmless Embraer and Embraer's officers, agents, employees and assignees from and against all liabilities, damages, losses, judgments, claims and suits, including costs and expenses incident thereto, which may be suffered by, accrued against, be charged to or recoverable from Embraer and/or Embraer's officers, agents, employees and assignees by reason of loss or damage to property or by reason of injury or death of any person resulting from or in any way connected with the LiveTV System, except for ***."

1.2.4    With regards to item "q" in Section 1.2 above (***), the following shall apply:

         ***

1.2.5    With regards to item "r" in Section 1.2 above (***), the following shall apply:

         ***

1.2.6    With regards to item "s" in Section 1.2 above (***), the following shall apply:

         ***

2.       SUBJECT

2.1      Article 2.1 of the Purchase Agreement shall be deleted and replaced as follows:

         2.1 Embraer shall sell and deliver and Buyer shall purchase and take delivery of one hundred and one (101) newly manufactured Aircraft
         ("Firm Aircraft");

3.       AIRCRAFT PRICES

3.1      Aircraft  price for Firm Aircraft:  Due to the changes in the Aircraft configuration, Article 3.1 of the Purchase Agreement shall be deleted and replaced as follows:

         3.1 ***, Buyer agrees to pay Embraer in United States dollars, the per unit Aircraft Basic Price of US$ ***

----------------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------
Amendment No. 1 to Purchase Agreement DCT-025/2003                   Page 3 of 6

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               AMENDMENT NO. 1 TO PURCHASE AGREEMENT DCT-025/2003
--------------------------------------------------------------------------------

         United States dollars***, Buyer agrees to pay Embraer in United States dollars, the per unit Aircraft Basic Price of US$ *** United States dollars***.

3.2      Aircraft price for Option Aircraft: Due to the changes in the Aircraft configuration, Article 21.1 of the Purchase Agreement shall be deleted and replaced as follows:

         21.1 The unit basic price of the Option Aircraft (the "Option Aircraft
         Basic Price") shall be US$ *** United States dollars***, provided that the Option Aircraft is in the configuration described in Attachment
         "A", otherwise adjustments shall be done for any additions and/or deletions of equipment and/or provisioning as may be agreed to by Buyer and Embraer from time to time.

4.       DELIVERY

         The Aircraft schedule delivery table in Article 5.1 of the Purchase
         Agreement shall be deleted and replaced as follows:

         -----------------------------------------------------------------------------------------------------
             Firm        Delivery      Firm      Delivery       Firm      Delivery      Firm      Delivery
          Aircraft #      Month     Aircraft #     Month     Aircraft #     Month    Aircraft #     Month
         -----------------------------------------------------------------------------------------------------

               1          ***-05        26        ***-06         51        ***-08        76        ***-09
         -----------------------------------------------------------------------------------------------------
               2          ***-05        27        ***-07         52        ***-08        77        ***-09
         -----------------------------------------------------------------------------------------------------
               3          ***-05        28        ***-07         53        ***-08        78        ***-09
         -----------------------------------------------------------------------------------------------------
               4          ***-05        29        ***-07         54        ***-08        79        ***-09
         -----------------------------------------------------------------------------------------------------
               5          ***-05        30        ***-07         55        ***-08        80        ***-09
         -----------------------------------------------------------------------------------------------------
               6          ***-05        31        ***-07         56        ***-08        81        ***-10
         -----------------------------------------------------------------------------------------------------
               7          ***-05        32        ***-07         57        ***-08        82        ***-10
         -----------------------------------------------------------------------------------------------------
               8          ***-05        33        ***-07         58        ***-08        83        ***-10
         -----------------------------------------------------------------------------------------------------
               9          ***-06        34        ***-07         59        ***-08        84        ***-10
         -----------------------------------------------------------------------------------------------------
              10          ***-06        35        ***-07         60        ***-08        85        ***-10
         -----------------------------------------------------------------------------------------------------
              11          ***-06        36        ***-07         61        ***-08        86        ***-10
         -----------------------------------------------------------------------------------------------------
              12          ***-06        37        ***-07         62        ***-08        87        ***-10
         -----------------------------------------------------------------------------------------------------
              13          ***-06        38        ***-07         63        ***-09        88        ***-10
         -----------------------------------------------------------------------------------------------------
              14          ***-06        39        ***-07         64        ***-09        89        ***-10
         -----------------------------------------------------------------------------------------------------
              15          ***-06        40        ***-07         65        ***-09        90        ***-10
         -----------------------------------------------------------------------------------------------------
              16          ***-06        41        ***-07         66        ***-09        91        ***-10
         -----------------------------------------------------------------------------------------------------
              17          ***-06        42        ***-07         67        ***-09        92        ***-10
         -----------------------------------------------------------------------------------------------------
              18          ***-06        43        ***-07         68        ***-09        93        ***-10
         -----------------------------------------------------------------------------------------------------
              19          ***-06        44        ***-07         69        ***-09        94        ***-10
         -----------------------------------------------------------------------------------------------------
              20          ***-06        45        ***-08         70        ***-09        95        ***-10
         -----------------------------------------------------------------------------------------------------
              21          ***-06        46        ***-08         71        ***-09        96        ***-10
         -----------------------------------------------------------------------------------------------------
              22          ***-06        47        ***-08         72        ***-09        97        ***-10
         -----------------------------------------------------------------------------------------------------
              23          ***-06        48        ***-08         73        ***-09        98        ***-10
         -----------------------------------------------------------------------------------------------------
              24          ***-06        49        ***-08         74        ***-09        99        ***-11
         -----------------------------------------------------------------------------------------------------

----------------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------
Amendment No. 1 to Purchase Agreement DCT-025/2003                   Page 4 of 6

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               AMENDMENT NO. 1 TO PURCHASE AGREEMENT DCT-025/2003
--------------------------------------------------------------------------------

              25          ***-06        50        ***-08         75        ***-09        100       ***-11
         -----------------------------------------------------------------------------------------------------
                                                                                         101       ***-11
         -----------------------------------------------------------------------------------------------------

         A new Article 5.4 shall be added at the end of Article 5 to the
         Purchase Agreement as follows:

         5.4 Firm Aircraft *** shall be the aircraft bearing serial number ***.
         Buyer agrees that Firm Aircraft *** shall have *** by its Contractual
         Delivery Date, and Buyer shall ***.

5.       PERFORMANCE GUARANTEE

         Due to the changes in the Aircraft configuration, Attachment "H"
         (Performance and Weight Guarantee) of the Purchase Agreement shall be deleted and replaced by a new Attachment "H" to this Amendment 1.

6.       ***

         ***

7.       CHANGES IN THE ESCALATION FORMULA

         ***

                          [Intentionally left in blank]

--------------------------------------------------------------------------------
Amendment No. 1 to Purchase Agreement DCT-025/2003                   Page 5 of 6

--------------------------------------------------------------------------------
               AMENDMENT NO. 1 TO PURCHASE AGREEMENT DCT-025/2003
--------------------------------------------------------------------------------

All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment 1, shall remain in full force and effect without any change.

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 1 to the Purchase Agreement to be effective as of the date first written above.

Embraer - Empresa Brasileira                  JetBlue Airways Corporation
de Aeronautica S.A.

By       :  /s/ Satoshi  Yokota               By       : /s/ Thomas A. Anderson
         --------------------------------              -------------------------
Name     : Satoshi  Yokota                    Name     : Thomas A. Anderson

Title    : Executive Vice President           Title    : Senior Vice President
           Engineering and Development

By       :   /s/ Jose Luis D. Molina
         --------------------------------

Name     : Jose Luis D. Molina

Title    : Director of Contracts
           Airline Market

Date:    July 8, 2005                         Date: July 8, 2005

Place    : Sao Jose Des Campes, SP            Place    :
                                                        ------------------------

Witness:   /s/ Fernando Bueno                 Witness  :
         --------------------------------               ------------------------
Name     : Fernando Bueno                     Name     :
                                                        ------------------------

--------------------------------------------------------------------------------
Amendment No. 1 to Purchase Agreement DCT-025/2003                   Page 6 of 6

--------------------------------------------------------------------------------
                       ATTACHMENT "D" - ESCALATION FORMULA
--------------------------------------------------------------------------------

***

--------------------
[***] Represents approximately two pages of material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
--------------------------------------------------------------------------------
Attachment D to PA DCT-025/2003                                     Page 1 of 2

***

--------------------------------------------------------------------------------
                ATTACHMENT "H" - PERFORMANCE AND WEIGHT GUARANTEE
--------------------------------------------------------------------------------

1.       GUARANTEES

         Embraer, subject to the conditions and limitations hereby expressed, and considering the Aircraft EMBRAER 190 AR Version equipped with
         Embraer furnished General Electric CF34-10E6 engines, guarantees that each Aircraft on the relevant Actual Delivery Date shall comply with the following performance:

         1.1      TAKE-OFF
                  The FAA approved take-off field length at a gross weight at the start of the ground roll of *** lb, on a standard day
                  (ISA), at a sea level altitude, zero wind, no obstacles, dry runway, shall not be more than the guarantee value:

                  Guarantee:        *** ft

                  The Aircraft will meet FAA approved minimum climb gradient for one engine inoperative climb, after takeoff at sea level, at a temperature of *** and with takeoff weight not less than the guarantee value:

                  Guarantee:        *** lb

         1.2      LANDING

                  The FAA approved landing field length at a gross weight of ***
                  lb and at a sea level altitude, on a standard day (ISA), no obstacles, shall not be more than the guarantee value:

                  Guarantee:        *** ft

         1.3      CRUISE SPECIFIC AIR RANGE

                  The nautical miles per pounds of fuel at Aircraft gross
                  weights below at the pressure altitudes below in ISA
                  conditions at a true Mach number below shall be:

                  Weight        Altitude         Mach Number     Guarantee

                  *** lb         *** ft             ***            *** NAM/lb

                  *** lb         *** ft             ***            *** NAM/lb

         1.4      SPEED

                  The level flight speed at a gross weight of *** lb, in a
                  standard day (ISA), at an altitude of *** ft and using not more than maximum cruise thrust, shall not be less than the guarantee value:

                  Nominal:      *** KTAS

                  Guarantee:    *** KTAS

         1.5      WEIGHT GUARANTEES

--------------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------
Attachment H to PA DCT-025/2003                                     Page 1 of 7

--------------------------------------------------------------------------------
                ATTACHMENT "H" - PERFORMANCE AND WEIGHT GUARANTEE
--------------------------------------------------------------------------------
                  a.   Maximum Take-Off Weight (MTOW): The Aircraft MTOW shall
                       not be less than *** lb.

                  b.   Maximum Landing Weight (MLW): The Aircraft MLW shall not
                       be less than *** lb.

                  c.   Maximum Zero Fuel Weight (MZFW): The Aircraft MZFW shall
                       not be less than *** lb.

                  d.   The Aircraft Equipped Empty Weight (EEW), for Buyer
                       configuration, is guaranteed to be no greater than:
                       Nominal:     *** lb
                       Tolerance:   *** lb
                       Guarantee:   *** lb

      EMBRAER 190 LR - E6 ENGINES - 100 PAX        WEIGHT (KG)     WEIGHT (LB)
      ***                                             ***             ***

      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***

      ***

      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***

-------------------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------
Attachment H to PA DCT-025/2003                                     Page 2 of 7

--------------------------------------------------------------------------------
                ATTACHMENT "H" - PERFORMANCE AND WEIGHT GUARANTEE
--------------------------------------------------------------------------------

      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***

      ***
                                                      ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***

      ***                                             ***             ***

      ***
                                                      ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***

      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***
      ***                                             ***             ***

------------------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------
Attachment H to PA DCT-025/2003                                     Page 3 of 7

--------------------------------------------------------------------------------
                ATTACHMENT "H" - PERFORMANCE AND WEIGHT GUARANTEE
--------------------------------------------------------------------------------
         1.7      RANGE GUARANTEE

                  The Aircraft shall be capable of carrying a fixed payload of
                  *** lb (equal to *** passengers at a weight of *** lb each plus *** lb additional cargo), when operated under the
                  conditions defined hereafter, over a still air distance of not less than:

                  Guarantee: *** nautical miles

                  a)  A fixed Basic Operating Weight (BOW) of *** lb, as defined in item 1.5.

                  b)  ISA temperature conditions

                  c)  The departure airport conditions are such as to allow the required Take-Off Weight to be used without restrictions

                  d)  The destination airport conditions are such as to allow the required Landing Weight to be used without
                      restrictions

                  e)  A fixed allowance of ***lb of fuel is considered for
                      engine start up and taxi-out at the departure airport

                  f)  A fixed allowance of ***lb of fuel is considered for
                      take-off and climb to *** ft above sea level with
                      acceleration to initial climb speed

                  g)  Climb from *** ft above the departure airport up to cruise altitude using maximum climb thrust and cruise at a fixed
                      Mach number of *** at optimum flight level and descend to
                      *** ft above the destination airport are conducted in ISA
                      conditions. Climb is made at a speed schedule of *** KCAS
                      below *** ft, then ***KCAS or Mach ***, whichever is
                      slower. At the optimum flight level the aircraft
                      accelerates to ***. Descent is made at a speed schedule of
                      *** KCAS

                  h)  Fixed allowance of *** lb of fuel and *** minutes of time from *** ft above sea level at ISA are considered for
                      approach and landing at the destination airport

                  i)  A fixed allowance of *** lb of fuel is considered for
                      taxi-in at the destination airport.

                  j)  Trip fuel is defined as the cumulative fuel used for
                      take-off, climb, cruise, descent, approach and landing as
                      described in Subparagraphs (f), (g) and (h) above. Stage
                      distance is defined as the sum of the distances covered
                      during climb, cruise, descent, approach and landing as
                      described in Subparagraph (g) and (h) above.

                  k)  At the end of approach and landing at the destination
                      airport a fixed quantity of *** lb of usable fuel remains
                      in the tanks. This represents the cumulative fuel required for FAA reserves for:

                      [ ] *** minutes of continued cruise at cruise altitude at
                          long range cruise speed

                      [ ] diversion to an alternate airport over a still air
                          distance of *** nm.

         1.8      ***

-------------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------
Attachment H to PA DCT-025/2003                                     Page 4 of 7

--------------------------------------------------------------------------------
                ATTACHMENT "H" - PERFORMANCE AND WEIGHT GUARANTEE
--------------------------------------------------------------------------------

                  ***

2.       AIRCRAFT CONFIGURATION

         2.1      The guarantees stated above are based on the Aircraft
                  configuration as defined in the Technical Description
                  PTD-190/195-Rev.4, dated May 2003, plus specific Buyer
                  configuration options as defined at Attachment "A" to the
                  Purchase Agreement, (hereinafter referred to as the "Detail
                  Specification"). If necessary, appropriate adjustment to
                  this Aircraft Performance Guarantees shall be made for
                  changes in such Detail Specification (including but not
                  limited to Buyer requests for changes, Proposal of Major
                  Changes or any other changes mutually agreed upon between
                  the Buyer and Embraer) approved in writing by the Buyer and
                  Embraer. Such adjustments shall be accounted for by Embraer in its evidence of compliance with the guarantees.

                  In the event a change is made to any law, governmental
                  regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that
                  affects the certification basis for the Aircraft, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain
                  certification, the guarantees set forth in this Aircraft
                  Performance Guarantee shall be appropriately modified to
                  reflect any such change.

         2.2      The performance guarantees of Article 1 of this Attachment shall be adjusted by Embraer for the following in its
                  evidence of compliance with such guarantees:

                  a.  Changes to the Detail Specification including Major
                      Changes or any other changes mutually agreed upon
                      between the Buyer and Embraer.

                  b.  The difference between the weight allowances of
                      optional items listed in the Detail Specification and
                      the actual weights.

         2.3      The performance guarantees of Article 1 of this Attachment do not take into account any Aircraft drag penalty
                  associated to the installation of IFE (LiveTV) equipment,
                  such as antennas, connectors, etc. In the event that such
                  equipment are installed prior to the Aircraft delivery,
                  appropriate Aircraft drag adjustments shall be accounted for by Embraer in its evidence of compliance with the
                  guarantees.

3.       GUARANTEE CONDITIONS

         3.1      All guaranteed performance data are based on the ICAO
                  International Standard Atmosphere (ISA) unless otherwise
                  specified. Altitudes are pressure altitudes. The FAA
                  regulations referred to in this Attachment are, unless
                  otherwise specified, the Certification Basis regulations
                  specified in the Aircraft Type Certificate Data Sheet.

------------------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------
Attachment H to PA DCT-025/2003                                     Page 5 of 7

--------------------------------------------------------------------------------
                ATTACHMENT "H" - PERFORMANCE AND WEIGHT GUARANTEE
--------------------------------------------------------------------------------
         3.2      The takeoff and landing guarantees are based on hard
                  surface, level and dry runways with no wind or obstacles, no clearway or stopway, and with automatic anti-skid operative unless otherwise specified. The takeoff performance is based on no engine bleed for air conditioning or thermal
                  anti-icing and the Auxiliary Power Unit (APU) turned off
                  unless otherwise specified. The improved climb performance procedure will be used for takeoff as required. The landing data is based on the use of automatic spoilers.

         3.3      The cruise specific air range, speed and the climb, cruise and descent portions of the mission guarantees include
                  allowances for normal electrical power extraction and normal operation of the air conditioning system. Normal power
                  extraction shall be defined as not less than a 41 kW total electrical and hydraulic loads. Normal operation of the air conditioning system shall be defined as operation in the
                  automatic mode, with the temperature control set to maintain a nominal cabin temperature of 70 (Degree)F, and all air
                  conditioning systems operating normally. This operation
                  nominally allows a maximum cabin pressure differential of
                  *** lb per square inch, with a nominal Aircraft cabin
                  ventilation rate of *** cu.ft per min at *** ft including
                  passenger cabin recirculation (nominal recirculation is
                  ***%). The APU is turned off unless otherwise specified.

         3.5      The cruise specific air range, speed and the climb, cruise, and descent portions of the mission guarantees are based on an Aircraft center of gravity location of ***% of the mean aerodynamic chord.

         3.6      Performance, where applicable, is based on a fuel Lower
                  Heating Value (LHV) of 18,580 BTU per pound and a fuel
                  density of 6.7 lb per U.S. gallon.

4.       PARTIES' OBLIGATIONS ACCORDING TO THIS GUARANTEE

         4.1      During the Aircraft acceptance to be performed by Buyer in accordance with Article 7 of the Purchase Agreement, Buyer shall check the Aircraft performance specified in Article 1 of this Attachment, ***.

         4.2      Embraer's obligations in respect to the guarantees stated in
                  Article 1 of this Attachment are limited to Buyer's right
                  ***, should it be reasonably verified that such Aircraft,
                  during the acceptance procedure specified in Article 7 of
                  the Purchase Agreement, cannot comply with the performances guaranteed hereunder, after Embraer has had a reasonable
                  opportunity to cure such deficiencies in accordance with
                  Article 7 of the Purchase Agreement.

         4.3      In case, during the above mentioned acceptance procedure, it is proven that the Aircraft performance does not comply with the performances

----------------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------
Attachment H to PA DCT-025/2003                                     Page 6 of 7

--------------------------------------------------------------------------------
                ATTACHMENT "H" - PERFORMANCE AND WEIGHT GUARANTEE
--------------------------------------------------------------------------------
                  specified in Article 1 of this Attachment, ***.

         4.4      Upon acceptance of the Aircraft by Buyer, all obligations of
                  Embraer regarding the Aircraft performance guarantees shall cease.

5.       GUARANTEE COMPLIANCE

         5.1      Compliance with the guarantees of Article 1 of this
                  Attachment shall be based on the conditions specified in
                  that article, the Aircraft configuration contained in
                  Attachment "A" to the Purchase Agreement and the guarantee conditions of Article 3 above.

         5.2      Compliance with the takeoff and landing performance
                  guarantees shall be based on the FAA approved Airplane
                  Flight Manual for the Aircraft.

         5.3      Compliance with the cruise specific air range, speed, and
                  the climb, cruise and descent portions of the mission
                  guarantees shall be established by calculations based on the comparison mentioned in Section 4.1 above.

         5.4      The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or
                  extrapolation in accordance with established engineering
                  practices to show compliance with the performance guarantee.

         5.5      Compliance with the Equipped Empty Weight guarantee shall be based on information in the appropriate approved weight and balance manual, and associated document or report.

6.       EXCLUSIVE GUARANTEES

         6.1      The only performance guarantees applicable to the Aircraft are those set forth in this document. The performance
                  guarantees set forth herein are established between Buyer
                  and Embraer and may not be transferred or assigned to
                  others, unless by previous written consent of Embraer.

         6.2      THE GUARANTEES, OBLIGATIONS AND LIABILITIES OF EMBRAER, AND
                  REMEDIES OF BUYER SET FORTH IN THIS PERFORMANCE GUARANTEE
                  ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY
                  WAIVES, RELEASES AND RENOUNCES, ALL OTHER RIGHTS, CLAIMS,
                  DAMAGES AND REMEDIES OF BUYER AGAINST EMBRAER OR ANY
                  ASSIGNED OF EMBRAER, EXPRESS OR IMPLIED, ARISING BY LAW OR
                  OTHERWISE, WITH RESPECT TO ANY ACHIEVED PERFORMANCE.

         6.3      The terms and conditions of this performance guarantee do
                  not alter, modify or impair, in any way, the terms and
                  conditions of Attachment "C" (Aircraft Warranty Certificate)
                  to the Purchase Agreement.

----------------------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

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Attachment H to PA DCT-025/2003                                     Page 7 of 7